CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2019
CAPITAL RISK MANAGEMENT
Schedule Of Capital

In the management of capital, the Company includes the components of equity, long-term debt, net of cash and cash equivalents, and investments.

	Year ended December 31
(in millions of U.S. dollars)	2019	2018
CAPITAL (AS DEFINED ABOVE) IS SUMMARIZED AS FOLLOWS
Equity	961.3	944.5
Long-term debt	714.5	780.5
	1,675.8	1,725.0
Cash and cash equivalents	(83.4)	(103.7)
Total	1,592.4	1,621.3